Rule 497(k)

Registration Nos. 333-140895 and 811-22019

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND
(the “Trust”)

FIRST TRUST MEGA CAP ALPHADEX® FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 14, 2020

The Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund (the “Trust”) has approved a transaction to combine the Fund with First Trust Dow 30 Equal Weight ETF (“EDOW”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index. Pursuant to this transaction, Fund shareholders will become shareholders of EDOW.

In order for the transaction to occur, the shareholders of the Fund and shareholders of EDOW must approve the transaction. If approved, shares of the Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of EDOW with an equal aggregate net asset value, and Fund shareholders will become shareholders of EDOW.

A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE